SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 12, 1999
(Date of earliest event reported)

Commission File No. 333-65481

                      Norwest Asset Securities Corporation
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        Delaware                                          52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                          21703
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Address of principal executive offices                    (Zip Code)

                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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         (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K

Exhibit No.                             Description
-----------                             -----------
      (99)                              Collateral   Term  Sheets   prepared  by
                                        Norwest Asset Securities  Corporation in
                                        connection with Norwest Asset Securities
                                        Corporation,    Mortgage    Pass-Through
                                        Certificates, Series 1999-22

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORWEST ASSET SECURITIES CORPORATION

July 12, 1999

                                   By: /s/ Alan S. McKenney
                                       -----------------------------------------
                                       Alan S. McKenney
                                       Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

   (99)                 Collateral Term Sheets                    E
                        prepared by Norwest
                        Asset Securities
                        Corporation in connection
                        with Norwest Asset
                        Securities Corporation, Mortgage
                        Pass-Through Certificates,
                        Series 1999-22